Exhibit 10.28

Amendment No. 1

To Asset Purchase Agreement

This amendment (“Amendment No. 1”) is made as of this 3rd day of July, 2001 by and between Astrium, GmbH, a German corporation (“Astrium”), and Spacehab, Incorporated (“SHI”), a state of Washington corporation.

WHEREAS, Astrium and SHI have entered into an Asset Purchase Agreement dated December 19, 2000 (“Asset Purchase Agreement”) for the sale of certain commercial space hardware known as the integrated cargo carrier (“ICC”) and related assets (the “ICC System Assets”) and known as vertical cargo carrier (“VCC”) and related assets (the “ICC-V System Assets”);

WHEREAS, SHI desires to split the delivery of the ICC-V System assets into one partial delivery (the “Partial Delivery”) and one final delivery (the “Final Delivery”);

NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, it is hereby agreed that:

Amendment No. 1 to Asset Purchase Agreement

1.	Article 3.2 (b) of the Asset Purchase Agreement is hereby deleted in its entirety and replaced by the following wording:

“The Second Closing shall occur in two separate steps, i.e. the Partial Delivery and the Final Delivery of the ICC-V System Assets. Upon the Partial Delivery Seller shall deliver those items to Purchaser as identified for partial delivery in Schedule 1, Section 2, and Purchaser shall make a partial payment of One Million Five Hundred Thousand Dollars ($1,500,000). The Partial Delivery shall take place in August 2001. Upon the Final Delivery Seller shall deliver to Purchaser those items identified as ICC-V System Assets as far as they have not been delivered under the Partial Delivery and the Purchaser shall pay Seller Two Million Nine Hundred Thousand Dollars ($2,900,000). The Final Delivery shall occur at such place and on such date and at such time as the parties mutually agree after the ICC-V system has been qualified for flight onboard Space Shuttle in accordance with the requirements identified in Article 6.2 (e) of this Agreement. Upon the Second Closing, Seller shall execute and deliver to Purchaser (i) a Bill of Sale each for the Partial Delivery and the Final Delivery and (ii) such other endorsements, assignments and such other instruments of transfer and conveyance, in form and substance reasonably satisfactory to Purchaser, as shall be effective to vest in the Purchaser as of the date of the Second Closing good title, free and clear of any Claims, to the ICC-V System Assets and all other assets set forth in sections 1.3 (a), (b), (c) and (d) related to the ICC-V System Assets. In addition, both parties shall execute and deliver such other ancillary documents contemplated by, or arising under, this Agreement as are necessary in order to effect the transfers contemplated for the Second Closing. Completion of the Second Closing shall occur upon performance of the Final Delivery”

2.	Article 8.1 (a) of the Asset Purchase Agreement is amended by adding the following sentence at the end of the paragraph:

“ Purchaser may terminate this Agreement at any time with respect to the Partial Delivery of the ICC-V System Assets if Seller fails to perform the Final Delivery with respect to the ICC-V System Assets in accordance with the terms of this Agreement.”

3.	Schedule 1 of the Asset Purchase Agreement is amended by deleting its Section 2.0 in its entirety and replacing it with the annex to this Amendment No. 1.

4.	All capitalized terms used and not defined herein shall have the meaning ascribed to them in the Asset Purchase Agreement.

Amendment No. 1 to Asset Purchase Agreement

IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 1 to the Asset Purchase Agreement as of this 3rd day of July, 2001.

ASTRIUM, GMBH

By:	/s/ DR. STEFAN GRAUL	By:	/s/ DR. ECKART WOLFF
Name:	Dr. Stefan Graul	Name:	Dr. Eckart Wolff
Title:	Director Orbital Infrastructure & Ops	Title:	Director of Finance, Control, Procurement & Commercial

SPACEHAB, INCORPORATED

By:	/s/ MICHAEL E. KEARNEY
Name:	Michael E. Kearney
Title:	President

Amendment No. 1 to Asset Purchase Agreement

DESCRIPTION	QTY/REF	REF
1.0 VCC
1,1 FLIGHT HARDWARE
VCC1 Flight Unit	1	397GK.100
VCC NBL Unit (Refinished VCC2)	1	397GK.100
VCC3 Flight Unit	1	397GK.100
Flight Spare Parts Kit	2	ZIP
INSERT (NHP)	2	381GK.100
INSERT (LONGERON TRUNNION BRACKET)	2	381GK.100
BOLT (SECTION INTERFACE)	5	397GK.000
ANGULAR PIN (SECTION INTERFACE)	2	397GK.200
PIN (SECTION INTERFACE)	5	397GK.200
BOLT (TRUNNION BRACKET ATTACHMENT)	5	397GK.000
WASHER (SECTION INTERFACE)	5	397GK.000
KEEL FITTING ATTACHMENT	2	SCREW M
KEEL FITTING ATTACHMENT	2	WASHER A
SCUFF PLATE ATTACHMENT SCREW M10-6e X 24.26.011	2
PIN (KEEL FITTING ATTACHMENT)	2	397GK.300
BOLT (KEEL FITTING ATTACHMENT)	2	397GK.300
1,2 FLIGHT SUPPORT EQUIPMENT	N/A
1,3 GSE AND MISCELLANEOUS HARDWARE
Unique Test Hardware	A/R*
VCC2 Spare Parts Kit	1
Special tools for re-assembly	1
GSE Kit (Stabilizing beam for outer section)	3
Special Fixtures for re-assembly	1
Re-useable Shipping Container Sets	3

Notes:

1.	All line items marked “P” are included in Partial Delivery

2.	1 of 3 Shipping Container sets included in partial delivery

Amendment No. 1 to Asset Purchase Agreement